Exhibit 99.1

 News Release

Cenveo Announces Third Quarter 2009 Results

Continued operational improvement over prior quarter
3rd Quarter EPS of $0.02 per diluted share
3rd Quarter Non-GAAP EPS of $0.18 per diluted share
3rd Quarter Adjusted EBITDA of $56.3 million

STAMFORD, CT – (November 11, 2009) – Cenveo, Inc. (NYSE: CVO) today announced results for the three and nine months ended October 3, 2009.

For the three months ended October 3, 2009, net sales were $448.0 million, as compared to $522.7 million for the same period in the previous year. For the three months ended October 3, 2009, the Company reported net income of $1.1 million, or $0.02 per share, as compared to net income of $12.3 million, or $0.23 per share, for the three months ended September 27, 2008. On a Non-GAAP basis, income from continuing operations was $9.9 million, or $0.18 per diluted share for the three months ended October 3, 2009. Non-GAAP income from continuing operations excludes integration, acquisition and other charges, stock-based compensation provision, restructuring, impairment and other charges, (gain) loss on early extinguishment of debt and adjusts income taxes to reflect an estimated cash tax rate.

Adjusted EBITDA for the three months ended October 3, 2009 was $56.3 million. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, integration, acquisition and other charges, stock-based compensation provision, restructuring, impairment and other charges, (gain) loss on early extinguishment of debt, and income (loss) from discontinued operations, net of taxes. An explanation of the Company’s use of Non-GAAP measures and Adjusted EBITDA is detailed below.

For the nine months ended October 3, 2009, net sales were $1.3 billion, as compared to $1.6 billion for the same period in the previous year. For the nine months ended October 3, 2009, the Company reported a net loss of $21.5 million, or $0.39 per share, as compared to net income of $11.6 million, or $0.22 per share, for the nine months ended September 27, 2008. On a Non-GAAP basis, income from continuing operations was $10.4 million or $0.19 per diluted share for the first nine months of 2009. Adjusted EBITDA for the first nine months of 2009 was $140.9 million.

Robert G. Burton, Chairman and Chief Executive Officer stated:
“Our business continued to improve throughout the third quarter, as we delivered stronger performance across our operations. Our continued focus on being proactive in managing our cost structure combined with modest strengthening across our revenue stream led to improved results for the quarter. Revenues remained in line with our expectations, as we experienced market strengthening that enabled us to achieve sequential revenue growth over the second quarter. Despite limited sales visibility, we were once again able to match our cost structure with our revenue stream, delivering a Non-GAAP operating income margin of 9.0%. We continue to focus on generating strong cash flows which has allowed us to reduce our debt by $94 million over the past twelve months.”

Mr. Burton concluded:
“The third quarter marked an important period for the Company as we continue to see stabilization in the key product markets we serve, including labels, packaging, journals, envelopes and print. This market improvement, combined with the cost actions we implemented earlier this year and the completion of our previously announced acquisition of Nashua, has Cenveo well positioned to weather this economic storm and be poised for future growth. We will continue to invest in these key product markets via prudent capital investments and highly strategic and accretive acquisitions to strengthen our leadership position.

“As we prepare to exit 2009, I am proud of the hard work and efforts of our entire organization, in light of the many economic challenges we faced. We have performed as well as we could in this recessionary environment, never losing our focus on our customers and shareholders. As

I’ve also said before, Cenveo’s short and long term success is built around having an experienced management team that knows how to deliver results in the diverse niche businesses we operate. Going forward, I believe that our fourth quarter results will show continued improvement over the third quarter and that 2010 will be significantly stronger than 2009 from a revenue and profitability standpoint.”

Conference Call:
Cenveo will host a conference call tomorrow, Thursday, November 12, 2009, at 10:00 a.m. Eastern Time.  The conference call will be available via webcast, which can be accessed via the Internet at www.cenveo.com.

Cenveo, Inc. and Subsidiaries Condensed Consolidated Statements of Operations (in thousands, except per share data) (unaudited)
	Three Months Ended		Nine Months Ended
	October 3, 2009	September 27, 2008	October 3, 2009	September 27, 2008

Net sales	$448,039	$522,705	$1,257,783	$1,581,534
Cost of sales	359,343	406,908	1,028,024	1,260,612
Selling, general and administrative expenses	52,570	58,455	153,455	184,821
Amortization of intangible assets	2,587	2,293	7,258	6,747
Restructuring, impairment and other charges	8,537	6,873	49,300	22,047
Operating income	25,002	48,176	19,746	107,307
Interest expense, net	29,037	26,795	79,389	79,948
(Gain) loss on early extinguishment of debt	—	(371)	(16,917)	3,871
Other (income) expense, net	266	(695)	(2,320)	429
Income (loss) from continuing operations before income taxes	(4,301)	22,447	(40,406)	23,059
Income tax (benefit) expense	4,131	10,060	(9,946)	10,349
Income (loss) from continuing operations	(8,432)	12,387	(30,460)	12,710
Income (loss) from discontinued operations, net of taxes	9,505	(59)	8,970	(1,114)
Net income (loss)	$1,073	$12,328	$(21,490)	$11,596
Income (loss) per share - basic:
Continuing operations	$(0.15)	$0.23	$(0.55)	$0.24
Discontinued operations	0.17	—	0.16	(0.02)
Net income (loss)	$0.02	$0.23	$(0.39)	$0.22
Income (loss) per share—diluted:
Continuing operations	$(0.15)	$0.23	$(0.55)	$0.23
Discontinued operations	0.17	—	0.16	(0.02)
Net income (loss)	$0.02	$0.23	$(0.39)	$0.21
Weighted average shares:
Basic	55,911	53,897	54,978	53,796
Diluted	55,911	54,174	54,978	53,994

Cenveo, Inc. and Subsidiaries
Reconciliation of Income (Loss) from Continuing Operations to Non-GAAP Income from Continuing Operations and Related Per Share Data
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 3, 2009	September 27, 2008	October 3, 2009	September 27, 2008

Income (loss) from continuing operations	$(8,432)	$12,387	$(30,460)	$12,710
Integration, acquisition and other charges	2,822	1,797	8,851	7,830
Stock-based compensation provision	3,961	5,979	10,817	12,940
Restructuring, impairment and other charges	8,537	6,873	49,300	22,047
(Gain) loss on early extinguishment of debt	—	(371)	(16,917)	3,871
Income tax benefit (expense)	2,963	6,020	(11,168)	2,677
Non-GAAP income from continuing operations	$9,851	$32,685	$10,423	$62,075

Income per share – diluted:
Continuing operations	$(0.15)	$0.23	$(0.55)	$0.23
Integration, acquisition and other charges	0.05	0.03	0.16	0.15
Stock-based compensation provision	0.07	0.11	0.20	0.24
Restructuring, impairment and other charges	0.15	0.13	0.89	0.41
(Gain) loss on early extinguishment of debt	—	(0.01)	(0.31)	0.07
Income tax benefit (expense)	0.06	0.11	(0.20)	0.05
Non-GAAP continuing operations	$0.18	$0.60	$0.19	$1.15

Weighted average shares—diluted	56,113	54,174	55,109	53,994

Cenveo, Inc. and Subsidiaries Reconciliation of Net Income (Loss) to Adjusted EBITDA (in thousands) (unaudited)
	Three Months Ended		Nine Months Ended
	October 3, 2009	September 27, 2008	October 3, 2009	September 27, 2008

Net income (loss)	$1,073	$12,328	$(21,490)	$11,596
Interest expense, net	29,037	26,795	79,389	79,948
Income tax (benefit) expense	4,131	10,060	(9,946)	10,349
Depreciation	13,659	16,721	42,615	48,768
Amortization of intangible assets	2,587	2,293	7,258	6,747
Integration, acquisition and other charges	2,822	1,797	8,851	7,830
Stock-based compensation provision	3,961	5,979	10,817	12,940
Restructuring, impairment and other charges	8,537	6,873	49,300	22,047
(Gain) loss on early extinguishment of debt	—	(371)	(16,917)	3,871
(Income) loss from discontinued operations, net of taxes	(9,505)	59	(8,970)	1,114

Adjusted EBITDA, as defined	$56,302	$82,534	$140,907	$205,210

Cenveo, Inc. and Subsidiaries Reconciliation of Operating Income to Non-GAAP Operating Income (in thousands) (unaudited)
	Three Months Ended		Nine Months Ended
	October 3, 2009	September 27, 2008	October 3, 2009	September 27, 2008

Operating income	$25,002	$48,176	$19,746	$107,307
Integration, acquisition and other charges	2,822	1,797	8,851	7,830
Stock-based compensation provision	3,961	5,979	10,817	12,940
Restructuring, impairment and other charges	8,537	6,873	49,300	22,047

Non-GAAP operating income	$40,322	$62,825	$88,714	$150,124

 CENVEO, INC., AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
 (Unaudited)

	October 3, 2009	January 3, 2009
Assets
Current assets:
Cash and cash equivalents	$12,119	$10,444
Accounts receivable, net	281,316	270,145
Inventories	149,585	159,569
Prepaid and other current assets	81,675	74,890
Total current assets	524,695	515,048
Property, plant and equipment, net	414,082	420,457
Goodwill	334,710	311,183
Other intangible assets, net	298,572	276,944
Other assets, net	29,126	28,482
Total assets	$1,601,185	$1,552,114
Liabilities and Shareholders’ Deficit
Current liabilities:
Current maturities of long-term debt	$21,445	$24,314
Accounts payable	174,890	174,435
Accrued compensation and related liabilities	32,515	37,319
Other current liabilities	92,429	88,870
Total current liabilities	321,279	324,938
Long-term debt	1,260,202	1,282,041
Deferred income taxes	36,428	26,772
Other liabilities	162,249	139,318
Shareholders’ deficit:
Preferred stock	—	—
Common stock	619	542
Paid-in capital	327,175	271,821
Retained deﬁcit	(468,456)	(446,966)
Accumulated other comprehensive loss	(38,311)	(46,352)
Total shareholders’ deficit	(178,973)	(220,955)
Total liabilities and shareholders’ deficit	$1,601,185	$1,552,114

 CENVEO, INC., AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)

	Nine Months Ended
	October 3, 2009	September 27, 2008
Cash flows from operating activities:
Net income (loss)	$(21,490)	$11,596
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Income (loss) from discontinued operations, net of taxes	(8,970)	1,114
Depreciation and amortization, excluding non-cash interest expense	49,873	55,515
Non-cash interest expense, net	1,700	1,305
(Gain) loss on early extinguishment of debt	(16,917)	3,871
Stock-based compensation provision	10,817	12,940
Non-cash restructuring, impairment and other charges	23,786	5,124
Deferred income taxes	(12,676)	6,709
Gain on sale of assets	(3,876)	(4,378)
Other non-cash charges, net	5,772	6,599
Changes in operating assets and liabilities, excluding the effects of acquired businesses:
Accounts receivable	11,209	35,590
Inventories	29,497	(125)
Accounts payable and accrued compensation and related liabilities	(25,945)	5,718
Other working capital changes	(9,762)	13,351
Other, net	316	(5,515)
Net cash provided by operating activities	33,334	149,414
Cash flows from investing activities:
Capital expenditures	(23,519)	(37,782)
Cost of business acquisitions, net of cash acquired	(3,189)	(47,151)
Proceeds from sale of property, plant and equipment	5,709	18,258
Proceeds from sale of investment	4,032	—
Acquisition payments	—	(3,653)
Net cash used in investing activities	(16,967)	(70,328)
Cash flows from financing activities:
Repayment of 8⅜% senior subordinated notes	(23,024)	—
Repayment of term loans	(22,839)	(5,400)
Payment of amendment and debt issuance costs	(7,296)	(5,297)
Repayments of other long-term debt	(6,979)	(16,535)
Repayment of 7⅞% senior subordinated notes	(4,295)	—
Repayment of 10½% senior notes	(3,250)	—
Purchase and retirement of common stock upon vesting of RSUs	(2,028)	(1,055)
Payment of fees on repurchase and retirement of debt	(94)	—
Borrowings (repayments) under revolving credit facility, net	55,250	(65,200)
Proceeds from exercise of stock options	98	1,873
Repayment of senior unsecured loan	—	(175,000)
Tax liability from stock-based compensation	—	(873)
Proceeds from issuance of 10½% senior notes	—	175,000
Proceeds from issuance of other long-term debt	—	11,338
Net cash provided by (used in) financing activities	(14,457)	(81,149)
Effect of exchange rate changes on cash and cash equivalents	(235)	—
Net increase (decrease) in cash and cash equivalents	1,675	(2,063)
Cash and cash equivalents at beginning of period	10,444	15,882
Cash and cash equivalents at end of period	$12,119	$13,819

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In addition to results presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”), included in this release are certain Non-GAAP financial measures, including Adjusted EBITDA, Non-GAAP income (loss) from continuing operations, Non-GAAP operating income, and Non-GAAP operating income margin. Non-GAAP operating income is defined as operating income excluding integration, acquisition and other charges, stock-based compensation provision, and restructuring, impairment and other charges. Non-GAAP operating income margin is calculated by dividing Non-GAAP operating income into net sales.  These Non-GAAP financial measures are defined herein, and should be read in conjunction with GAAP financial measures. A reconciliation of income (loss) from continuing operations to Non-GAAP income from continuing operations and operating income to Non-GAAP operating income is presented in the attached tables. These Non-GAAP financial measures are not presented as an alternative to cash flows from operations, as a measure of our liquidity or as an alternative to reported net income (loss) as an indicator of our operating performance.  The Non-GAAP financial measures as used herein may not be comparable to similarly titled measures reported by competitors.

We believe the use of Adjusted EBITDA, Non-GAAP income (loss) from continuing operations, Non-GAAP operating income and Non-GAAP operating income margin along with GAAP financial measures enhances the understanding of our operating results and may be useful to investors in comparing our operating performance with that of our competitors and estimating our enterprise value.  Adjusted EBITDA is also a useful tool in evaluating the core operating results of the Company given the significant variation that can result from, for example, the timing of capital expenditures, the amount of intangible assets recorded or the differences in assets’ lives.  We also use Adjusted EBITDA internally to evaluate the operating performance of our segments, to allocate resources and capital to such segments, to measure performance for incentive compensation programs, and to evaluate future growth opportunities.  The Non-GAAP financial measures included in this press release are reconciled to their most directly comparable GAAP financial measures in the tables included herein.

Cenveo (NYSE: CVO), headquartered in Stamford, Connecticut, is a leader in the management and distribution of print and related products and services.  The Company provides its customers with low-cost solutions within its core businesses of labels and forms manufacturing, packaging and publisher offerings, envelope production, and printing; supplying one-stop services from design through fulfillment. Cenveo delivers everyday for its customers through a network of production, fulfillment, content management, and distribution facilities across the globe.

___________________________

Statements made in this release, other than those concerning historical financial information, may be considered “forward-looking statements,” which are based upon current expectations and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.  In view of such uncertainties, investors should not place undue reliance on our forward-looking statements.  Such statements speak only as of the date of this release, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Factors that could cause actual results to differ materially from management’s expectations include, without limitation: (i) a decline of our consolidated or individual reporting units operating performance as a result of the current economic environment could affect the results of our operations and financial position, including the impairment of our goodwill and other long-lived assets; (ii) our substantial indebtedness could impair our financial condition and prevent us from fulfilling our business obligations; (iii) our ability to service or refinance our debt; (iv) the terms of our indebtedness imposing significant restrictions on our operating and financial flexibility; (v) additional borrowings are available to us that could further exacerbate our risk exposure from debt;  (vi) our ability to successfully integrate acquisitions; (vii) intense competition in our industry; (viii) the general absence of long-term customer agreements in our industry, subjecting our business to quarterly and cyclical fluctuations; (ix) factors affecting the U.S. postal services impacting demand for our products; (x) the availability of the Internet and other electronic media affecting demand for our products; (xi) increases in paper costs and decreases in its availability; (xii) our labor relations; (xiii) our compliance with environmental rules and regulations; and (xiv) our dependence on key management personnel. This list of factors is not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that would impact our business. Additional information regarding these and other factors can be found in Cenveo, Inc.’s periodic filings with the SEC, which are available at http://www.cenveo.com.

Inquiries from analysts and investors should be directed to Robert G. Burton, Jr. at (203) 595-3005.